UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2016

THE BON-TON STORES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2801 E. Market Street, York, Pennsylvania 17402

(Address of Principal Executive Offices)

717-757-7660

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On January 19, 2016, The Bon-Ton Stores, Inc. (the “Parent” and, together with its subsidiaries, the “Company”) issued a press release announcing the retirement of the Company’s remaining mortgage loan facility using borrowings under its revolving credit facility.  The refinancing is described in more detail below, and the full text of the press release is attached hereto as Exhibit 99.1.

Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement

On January 15, 2016, The Bon-Ton Department Stores, Inc. (“Bon-Ton”), Carson Pirie Scott II, Inc., Bon-Ton Distribution, LLC and McRIL, LLC, as borrowers (the “Borrowers”), and The Bon-Ton Stores, Inc. and The Bon-Ton Giftco, LLC (collectively with the Borrowers, the “Obligors”), entered into a Consent and Third Amendment (the “Third Amendment”) to the Second Amended and Restated Loan and Security Agreement, dated as of March 21, 2011 (as amended or supplemented, the “Loan Agreement”), with Bank of America, N.A., as Agent, and certain financial institutions as lenders.

The Third Amendment provided for the joinders of the special purpose entities that had previously participated in the Company’s two mortgage loan facilities, Bonstores Realty One, LLC, Bonstores Holdings One, LLC, Bonstores Realty Two, LLC and Bonstores Holdings Two, LLC (collectively, the “SPEs”), as Obligors under the Loan Agreement.  Pursuant to the amendment, all 18 properties owned by the SPEs became real estate in which security interests were granted under the Loan Agreement.  As a result, the borrowing base availability under the revolving credit facility increased to reflect the addition of the properties.

In connection with the Third Amendment and the aforementioned joinders, Bon-Ton also entered into (a) the Omnibus Joinder Agreement to Loan Documents, by and among certain of the SPEs, as new borrowers, Bon-Ton, as borrower agent, and Bank of America, N.A., as administrative agent and co-collateral agent (the “Borrower Joinder”), (b) the Omnibus Joinder Agreement to Loan Documents, by and among certain of the SPEs, as new guarantors, Bon-Ton, as borrower agent, and Bank of America, N.A., as administrative agent and co-collateral agent (the “Guarantor Joinder”), and (b) the Guaranty by the SPEs, as new guarantors, in favor of Bank of America, N.A., as agent (the “Guaranty”).  The Borrower Joinder joins the SPEs party thereto as borrowers under the Loan Agreement.  The Guarantor Joinder joins the SPEs party thereto as guarantors under the Loan Agreement.  The Guaranty requires that the SPEs guarantee obligations incurred under the Loan Agreement and related loan documents.

The foregoing descriptions of the Third Amendment, the Borrower Joinder, the Guarantor Joinder and the Guaranty are qualified in their entirety by reference to the Third Amendment, the Borrower Joinder, the Guarantor Joinder and the Guaranty, copies of which are included as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and which are incorporated herein by reference.

Supplemental Indentures

Also on January 15, 2016, the Parent designated the SPEs as “Restricted Subsidiaries” under each of (i) the Indenture, dated as of May 28, 2013 (as amended or supplemented, the “2021 Notes Indenture”), governing Bon-Ton’s 8.00% Second Lien Senior Secured Notes due 2021 (the “2021 Notes”), by and among Bon-Ton, the Parent, the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee, and (ii) the Indenture, dated as of July 9, 2012 (as amended or supplemented, the “2017 Notes Indenture” and, together with the 2021 Notes Indenture, the “Indentures”), governing Bon-Ton’s 10 5/8% Second Lien Senior Secured Notes due 2017 (the “2017 Notes”), by and among Bon-Ton, the Parent, the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee.  The SPEs were previously designated as “Unrestricted Subsidiaries” under the Indentures.

Immediately following the designation of the SPEs as “Restricted Subsidiaries” under the Indentures, Bon-Ton and the SPEs entered into (a) the Fifth Supplemental Indenture to the 2017 Notes Indenture (the “Fifth Supplemental Indenture”), by and among Bon-Ton, the SPEs and Wells Fargo Bank, National Association, as trustee, (b) the Third Supplemental Indenture to the 2021 Notes Indenture (the “Third Supplemental Indenture” and, together with the Fifth Supplemental Indenture, the “Supplemental Indentures”), by and among Bon-Ton, the SPEs and Wells Fargo Bank, National Association, as trustee, and (c) Supplement No. 4 to the Second Lien Security Agreement, by and among Bon-Ton, the SPEs and Wells Fargo Bank, National Association, as trustee and collateral agent (the “Security Agreement Supplement”).  The Supplemental Indentures amended the Indentures to include the SPEs as guarantors under the 2017 Notes and the 2021 Notes.  The Security Agreement Supplement added the SPEs as grantors under the Second Lien Security Agreement, by and among the Issuer, the Parent and the other signatories thereto, dated as of July 9, 2012 (the “Second Lien Security Agreement”).  The Supplemental Indentures were effected pursuant to provisions in the Indentures that permit Bon-Ton and the trustees thereunder to amend the Indentures without notice to or consent of any noteholder in order to add guarantors or any other obligors under the Indentures.

The foregoing descriptions of the Fifth Supplemental Indenture, the Third Supplemental Indenture and the Security Agreement Supplement are qualified in their entirety by reference to the Fifth Supplemental Indenture, the Third Supplemental Indenture and the Security Agreement Supplement, copies of which are included as Exhibits 4.1, 4.2 and 10.4 hereto, respectively, and which are incorporated herein by reference.

Item 1.02                                           Termination of a Material Definitive Agreement.

In connection with the foregoing transactions described under Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference, on January 15, 2016, Bon-Ton borrowed $89.1 million under its revolving credit facility and used such proceeds, together with cash on hand, to immediately repay $103.9 million, including principal, accrued interest, fees and $1.3 million of prepayment penalties, and to satisfy all other outstanding obligations under, and to retire, the Loan Agreement, dated as of March 6, 2006, between Bonstores Realty Two, LLC and Bank of America, N.A.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1

Fifth Supplemental Indenture, dated as of January 15, 2016, among The Bon-Ton Department Stores, Inc., Bonstores Realty One, LLC, Bonstores Holdings One, LLC, Bonstores Realty Two, LLC, Bonstores Holdings Two, LLC and Wells Fargo Bank, National Association, as trustee.

4.2

Third Supplemental Indenture, dated as of January 15, 2016, among The Bon-Ton Department Stores, Inc., Bonstores Realty One, LLC, Bonstores Holdings One, LLC, Bonstores Realty Two, LLC, Bonstores Holdings Two, LLC and Wells Fargo Bank, National Association, as trustee.

10.1	Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement, as of January 15, 2016

10.2

Borrower Joinder Agreement to Loan Documents, dated as of January 15, 2016, by and among Bonstores Realty One, LLC and Bonstores Realty Two, LLC, as new borrowers, The Bon-Ton Department Stores, Inc., as borrower agent, and Bank of America, N.A., as administrative agent and co-collateral agent.

10.3

Guarantor Joinder Agreement to Loan Documents, dated as of January 15, 2016, by and among Bonstores Holdings One, LLC and Bonstores Holdings Two, LLC, as new borrowers, The Bon-Ton Department Stores, Inc., as borrower agent, and Bank of America, N.A., as administrative agent and co-collateral agent.

10.4

Guaranty, dated as of January 15, 2016, by and among Bonstores Realty One, LLC, Bonstores Holdings One, LLC, Bonstores Realty Two, LLC and Bonstores Holdings Two, LLC, as new guarantors, in favor of Bank of America, N.A., as agent, the lenders and the other secured parties.

10.5

Supplement No. 4 to the Second Lien Security Agreement, dated as of January 15, 2016, by and among The Bon-Ton Department Stores, Inc., Bonstores Realty One, LLC, Bonstores Holdings One, LLC, Bonstores Realty Two, LLC, Bonstores Holdings Two, LLC and Wells Fargo Bank, National Association, as trustee and collateral agent.

99.1	Press Release issued January 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

By:	/s/ Nancy A. Walsh
Nancy A. Walsh
Executive Vice President—Chief Financial Officer

Dated: January 19, 2016